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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: September 2, 1999



                                   AT&T CORP.

 A New York                     Commission File           I.R.S. Employer
Corporation                       No. 1-1105               No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400


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Form 8-K                                                             AT&T Corp.
September 2, 1999


ITEM 5  OTHER EVENTS.

a)   Pro forma financial information

     AT&T is filing pro forma financial information included in Exhibit 99.1 as follows:

     1.   Unaudited pro forma condensed financial introductory paragraph(s).
     2.   Unaudited pro forma condensed Balance Sheet at June 30, 1999.
     3. Unaudited pro forma condensed Income Statement for the period ended June 30, 1999.
     4. Unaudited pro forma condensed Income Statement for the year December 31, 1998.
     5.   Notes to unaudited pro forma condensed financial information.


b) In support of the pro forma financial information included in Exhibit 99.1, AT&T is filing the audited financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 of MediaOne Group, Inc., including the report of independent accountants. Filed as Exhibit 99.2 to this 8-K is the following information:

     1.   Report of Independent Accountants.
     2. Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996.
     3.   Consolidated Balance Sheets at December 31, 1998 and 1997.
     4. Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.
     5. Consolidated Statement of Shareowners' Equity for the years ended December 31, 1998, 1997 and 1996.
     6.   Notes to consolidated financial statements.

     Also in support of the above pro forma financial information, AT&T is filing the MediaOne Group, Inc. unaudited consolidated financial results for the period ended June 30, 1999. Filed as Exhibit 99.3 to this 8-K is the following information:

     1. Unaudited Consolidated Statements of Income for the Six Months Ended June 30, 1999 and 1998.
     2. Unaudited Consolidated Balance Sheets at June 30, 1999 and December 31, 1998.
     3. Unaudited Consolidated Statements of Changes in Shareowners' Equity for the Six Months Ended June 30, 1999 and June 30, 1998.
     4. Unaudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and June 30, 1998.
     5.   Notes to Consolidated Financial Statements.

c) On August 30, 1999, AT&T issued a press release concerning full year financial guidance. The press release is attached as Exhibit 99.4 hereto.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 23     Consent of Arthur Andersen LLP
      Exhibit 99.1 AT&T Corp. unaudited pro forma condensed financial results at June 30, 1999, for the period ended June 30, 1999, and for the year ended December 31, 1998.
      Exhibit 99.2 MediaOne Group, Inc. financial results and other information for the year ended December 31, 1998.
      Exhibit 99.3 MediaOne Group, Inc. financial results for the period ended June 30, 1999.
      Exhibit 99.4   AT&T Corp. Press Release issued August 30, 1999.

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Form 8-K                                                              AT&T Corp.
September 2, 1999



                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

September 2, 1999